SCHEDULE 14A
Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.___)
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Barings Corporate Investors
Barings Participation Investors

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.
Title of each class of securities to which transaction applies:

2.
Aggregate number of securities to which transaction applies:

3.
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.
Proposed maximum aggregate value of transaction:

5.
Total fee paid:

☐
Fee paid previously with preliminary materials.

BARINGS CORPORATE INVESTORS
BARINGS PARTICIPATION INVESTORS

Notice of Joint Annual Meeting of
Shareholders of Barings Corporate Investors
and Barings Participation Investors
Notice of Special Meeting of
Shareholders of Barings Participation Investors
and
Proxy Statement
DATE and TIME
Wednesday, April 25, 2018
Annual Meeting: At 1:00 p.m.
Special Meeting: At 1:30 p.m.
PLACE
Barings LLC
300 South Tryon Street
Sky Room, Suite 26.24
Charlotte, North Carolina 28202

Detailed information about each proposal is contained in the enclosed materials. Whether or not you plan to attend the Meetings in person, your vote is important. Voting is quick and easy. Please either: (i) date, fill in, and sign the enclosed proxy card(s) and mail in the enclosed return envelope which requires no postage if mailed in the United States or (ii) vote by telephone or on the internet by following the instructions in the notice(s) and proxy card(s).

BARINGS CORPORATE INVESTORS
BARINGS PARTICIPATION INVESTORS
Springfield, Massachusetts
Dear Shareholder:
The enclosed proxy materials relate to the 2018 Joint Annual Meeting of Shareholders (the “Annual Meeting”) of Barings Corporate Investors (“MCI”) and Barings Participation Investors (“MPV” and, together with MCI, each is referred to separately as the “Trust” and collectively as the “Trusts”) and a Special Meeting of Shareholders of MPV (the “Special Meeting” and, together with the Annual Meeting, the “Meetings”). The Meetings will be held in the Sky Room of Barings LLC, 300 South Tryon Street, Suite 26.24, Charlotte, North Carolina 28202 on Wednesday, April 25, 2018. The Annual Meeting will be held at 1:00 p.m., Eastern Time, and relates to Proposal 1, which applies to both Trusts. The Special Meeting will be held at 1:30 p.m., Eastern Time, and relates to Proposals 2 and 3, which apply to only MPV.
Notices and a Proxy Statement regarding the Meetings, proxy card(s) for your vote at the Meetings, and a postage prepaid envelope in which to return your proxy card(s) are enclosed.
Whether or not you plan to attend the Meeting(s) in person, we earnestly request you vote your shares by returning the enclosed proxy card(s) or by voting by telephone or on the internet. We ask that you vote promptly in order to avoid the additional expense of further solicitation. If you later find that you can be present in person, you may, if you wish, revoke your proxy then and vote your shares in person.
I look forward to your attendance at the Meetings because it will provide us with an opportunity to inform you about the progress of the Trusts.
Sincerely,
Clifford M. Noreen
Chairman

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND PROVIDE VOTING INSTRUCTIONS ON THE PROPOSALS
The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed Proxy Statement. Please read the full text of the Proxy Statement. Your voting instructions are important.
What proposals am I being asked to vote on?
Shareholders of MCI are being asked to vote on Proposal 1 below. Shareholders of MPV are being asked to vote on all three proposals below.
PROPOSAL 1:
To elect two Trustees to serve on the Board of Trustees;

PROPOSAL 2:
To eliminate MPV’s fundamental investment restriction concerning the Trust’s maximum level of investment in non-investment grade securities; and

PROPOSAL 3:
To eliminate MPV’s fundamental investment restriction prohibiting investment by the Trust in debt securities rated below B or determined by Barings LLC (“Barings”) to be of comparable quality at the time of acquisition.

How do the Trustees recommend that I vote?
The Trustees recommend that shareholders vote in favor of the election of each of Edward P. Grace, III and Clifford M. Noreen, and FOR each of the other proposals.
PROPOSAL 1.
TO ELECT TWO TRUSTEES TO SERVE ON THE BOARD OF TRUSTEES
What are shareholders being asked to do?
Shareholders are being asked to consider the re-election of two of the current Trustees, Edward P. Grace, III and Clifford M. Noreen.
Will a majority of the Trustees be independent of Barings LLC?
Yes. Following the Annual Meeting, five of seven members of each Trust’s Board will be “Independent Trustees.” Two Trustees will be considered “interested persons” of each Trust under the Investment Company Act of 1940, as amended (the “1940 Act”), which is the federal statute that governs the management and administration of registered investment companies, such as the Trusts.
PROPOSALS 2 AND 3.
TO ELIMINATE CERTAIN OF MPV’S FUNDAMENTAL
INVESTMENT RESTRICTIONS
What are shareholders being asked to do?
Barings is proposing to eliminate MPV’s fundamental investment restriction concerning the Trust’s maximum level of investment in non-investment grade securities (Proposal 2). Barings is also proposing to eliminate MPV’s fundamental investment restriction prohibiting investment by the Trust in debt securities rated below B or determined by Barings to be of comparable quality at the time of acquisition (Proposal 3).
What is the purpose of these proposed changes?
Eliminating both of these investment restrictions will offer MPV additional investment flexibility and will align MPV’s investment strategies and restrictions with those of MCI, which does not have such restrictions. While eliminating these fundamental investment restrictions will subject MPV to the risks of non-investment grade securities (also known as “junk bonds”) to a greater extent, Barings believes that the additional investment flexibility would be in the best interests of shareholders of MPV. In addition, the proposed changes would align MPV’s investment strategies and restrictions with those of MCI, which has outperformed MPV for the one-, five- ten- and twenty-year periods ended December 31, 2017. Past performance is no guarantee of future results.

BARINGS CORPORATE INVESTORS
BARINGS PARTICIPATION INVESTORS
1500 Main Street, P.O. Box 15189
Springfield, MA 01115-5189
Notice of Joint Annual Meeting of Shareholders
To the Shareholders of
Barings Corporate Investors and Barings Participation Investors:
The Annual Meeting of Shareholders (the “Annual Meeting”) of Barings Corporate Investors (“MCI”) and Barings Participation Investors (“MPV” and, together with MCI, each is referred to separately as the “Trust” and collectively as the “Trusts”) will be held in the Sky Room of Barings LLC, 300 South Tryon Street, Suite 26.24, Charlotte, North Carolina 28202, on Wednesday, April 25, 2018, at 1:00 p.m., Eastern Time, for the following purpose:
PROPOSAL 1:
to elect as Trustees Edward P. Grace, III and Clifford M. Noreen for three-year terms, or until their respective successors are duly elected and qualified (to be voted upon by the shareholders of each Trust, voting separately by Trust).

Shareholders may also be asked to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
The Board recommends that you vote in favor of the election of each of Edward P. Grace, III and Clifford M. Noreen.
Although the Trusts’ Annual Meetings are held together for convenience in order to hear common presentations, each Trust’s shareholders take action independently of the other. Holders of record of the shares of beneficial interest of each Trust at the close of business on February 28, 2018 are entitled to vote at the Annual Meeting or any adjournment thereof.
Detailed information about Proposal 1 is contained in the enclosed materials. The Q&A is provided to assist you in understanding the Proposal.

Your vote is important. Voting is quick and easy. If you attend the Annual Meeting, you may vote your shares in person. Whether or not you intend to attend the Annual Meeting in person, you may vote in any of the following ways:
1.
Internet: Have your proxy card(s) available. Vote on the internet by accessing the website address on your proxy card(s). Enter your control number from your proxy card(s). Follow the instructions found on the website;

2.
Telephone: Have your proxy card(s) available. Vote by telephone by calling the telephone number on your proxy card(s). Follow the instructions; or

3.
Mail: Vote, sign and return your proxy card(s) in the enclosed postage-paid envelope.

Please be sure to vote each proxy card you receive. Every vote counts.
By order of the
Boards of Trustees,
Janice M. Bishop
Vice President, Secretary and Chief
Legal Officer
Springfield, Massachusetts
March 28, 2018
Please vote your proxy by telephone, on the internet or complete, date, and sign the proxy card(s) for the shares held by you and return the proxy card(s) in the envelope provided so that your vote can be recorded. It is important that you vote your proxy promptly, regardless of the size of your holdings, so that a quorum may be assured.

BARINGS PARTICIPATION INVESTORS
1500 Main Street, P.O. Box 15189
Springfield, MA 01115-5189
Notice of Special Meeting of Shareholders
To the Shareholders of Barings Participation Investors:
A Special Meeting of Shareholders (the “Special Meeting”) of Barings Participation Investors (“MPV” or the “Trust”) will be held in the Sky Room of Barings LLC, 300 South Tryon Street, Suite 26.24, Charlotte, North Carolina 28202, on Wednesday, April 25, 2018, at 1:30 p.m., Eastern Time, for the following purposes:
PROPOSAL 2:
to eliminate MPV’s fundamental investment restriction concerning the Trust’s maximum level of investment in non-investment grade securities (to be voted upon by the shareholders of MPV); and

PROPOSAL 3:
to eliminate MPV’s fundamental investment restriction prohibiting investment by the Trust in debt securities rated below B or determined by Barings LLC to be of comparable quality at the time of acquisition (to be voted upon by the shareholders of MPV).

Shareholders may also be asked to transact such other business as may properly come before the Special Meeting or any adjournment thereof.
The Board recommends that you vote “FOR” Proposals 2 and 3.
Holders of record of the shares of beneficial interest of MPV at the close of business on February 28, 2018 are entitled to vote at the Special Meeting or any adjournment thereof.
Detailed information about Proposals 2 and 3 is contained in the enclosed materials. The Q&A is provided to assist you in understanding the Proposals.

Your vote is important. Voting is quick and easy. If you attend the Special Meeting, you may vote your shares in person. Whether or not you intend to attend the Special Meeting in person, you may vote in any of the following ways:
1.
Internet: Have your proxy card(s) available. Vote on the internet by accessing the website address on your proxy card(s). Enter your control number from your proxy card(s). Follow the instructions found on the website;

2.
Telephone: Have your proxy card(s) available. Vote by telephone by calling the telephone number on your proxy card(s). Follow the instructions; or

3.
Mail: Vote, sign and return your proxy card(s) in the enclosed postage-paid envelope.

Please be sure to vote each proxy card you receive. Every vote counts.
By order of the
Boards of Trustees,
Janice M. Bishop
Vice President, Secretary and Chief
Legal Officer
Springfield, Massachusetts
March 28, 2018
Please vote your proxy by telephone, on the internet or complete, date, and sign the proxy card(s) for the shares held by you and return the proxy card(s) in the envelope provided so that your vote can be recorded. It is important that you vote your proxy promptly, regardless of the size of your holdings, so that a quorum may be assured.

BARINGS CORPORATE INVESTORS
BARINGS PARTICIPATION INVESTORS
Joint Proxy Statement
This Joint Proxy Statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees of Barings Corporate Investors (“MCI”) and Barings Participation Investors (“MPV” and, together with MCI, each is referred to separately as the “Trust” and collectively as the “Trusts”) for use at the Trusts’ Annual Meeting of Shareholders (the “Annual Meeting”) and a Special Meeting of Shareholders (the “Special Meeting” and, together with the Annual Meeting, the “Meetings”) of MPV, to be held in the Sky Room of Barings LLC (“Barings”), 300 South Tryon Street, Suite 26.24, Charlotte, North Carolina 28202, on Wednesday, April 25, 2018. The Annual Meeting will be held at 1:00 p.m., Eastern Time. The Special Meeting will be held at 1:30 p.m., Eastern Time. Unless otherwise indicated, all information in this Proxy Statement applies separately to each Trust.
This Proxy Statement and the accompanying letter to shareholders from the Chairman of the Board of Trustees, Notices of Annual Meeting and Special Meeting of Shareholders, and proxy card(s) are being mailed on or about March 28, 2018, to shareholders of record on February 28, 2018, the “record date.” Each Trust’s principal business address is c/o Barings, 1500 Main Street, P.O. Box 15189, Springfield, Massachusetts 01115-5189.
Holders of the shares of beneficial interest of each Trust (“shares”) of record at the close of business on February 28, 2018 will be entitled to one vote per share on all business at the Meetings and any adjournments thereof. There were 19,975,363 shares of MCI outstanding and 10,476,418 shares of MPV outstanding on the record date. The Trusts, to the best of their knowledge, are not aware of any beneficial owner of more than 5% of the outstanding shares of each Trust. However, Massachusetts Mutual Life Insurance Company (“MassMutual”), the ultimate parent company of Barings, may be deemed a beneficial owner of more than 5% of the outstanding shares of MCI by reason of it owning a $30,000,000 Senior Fixed Rate Convertible Note due November 15, 2027 (the “MCI Note”) issued by MCI. Similarly, MassMutual may be deemed a beneficial owner of more than 5% of the outstanding shares of MPV by reason of it owning a $15,000,000 Senior Fixed Rate Convertible Note due December 13, 2023 issued by MPV (the “MPV Note and, together with “MCI Note,” each a “Note” and collectively the “Notes”). MassMutual, at its option, can convert the principal amount of each Note into shares. The dollar amount of principal would be converted into an equivalent dollar amount of shares based upon the average price of the shares for ten business days prior to the notice of conversion.

The Trusts have engaged Broadridge Financial Solutions, Inc. (“Broadridge”) to provide shareholder meeting services, including vote solicitation, tabulation and tracking. Until you have voted your shares, you may receive phone calls from Broadridge urging you to vote your shares. Should you have any questions about this Proxy Statement, please contact the proxy solicitor of Broadridge by calling (toll-free) 1-833-501-4710.
Important Notice regarding the availability of Proxy Materials for the Meetings to be held on Wednesday, April 25, 2018. The Joint Proxy Statement is available on https://www.proxyvote.com or on each Trust’s website under Documents at www.barings.com/mci and www.barings.com/mpv.

PROPOSAL 1
ELECTION OF TRUSTEES
The Board of Trustees (the “Board”), which oversees each Trust, provides broad supervision over the affairs of each Trust. Those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of each Trust or of Barings are referred to as “Independent Trustees” throughout this Proxy Statement. Barings is responsible for the investment management of each Trust’s assets and for providing a variety of other administrative services to each Trust. The officers of each Trust are responsible for its operations.
The Board of each Trust is currently comprised of seven Trustees with terms expiring in 2018, 2019 and 2020. The terms Edward P. Grace, III and Clifford M. Noreen expire this year. Each Trust’s Nominating Committee nominated Mr. Grace as an Independent Trustee and Clifford M. Noreen as an Interested Trustee for re-election to the Board for three-year terms. Messrs. Grace and Noreen have been nominated for election as Trustees of the class whose term will expires at the 2021 annual meeting of shareholders (or special meeting in lieu thereof) to hold office until his successor is duly elected and qualified.
Information Concerning Trustees, Nominees for Trustee and Officers of each Trust
Set forth below after the name of each nominee for Trustee and for each Trustee whose term will continue after the Annual Meeting, is his or her present office with each Trust, age, term of office and length of such term served, principal occupation during the past five years, certain of the Trustee’s other directorships, and certain other information required to be disclosed in this Proxy Statement. Also, set forth below is a list of each Trust’s officers (“Officers”) along with his or her position with the Trust, term of office and length of such term served, and principal occupation or employment for the past five years.
For purposes of the following Trustee tables, the term “Fund Complex” includes the Trusts, Barings Funds Trust, Barings Global Short Duration High Yield Fund, MassMutual Premier Funds, MML Series Investment Funds, MML Series Investment Funds II and MassMutual Select Funds.

INTERESTED TRUSTEES
Name (Age), Address	Position(s) With the Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Clifford M. Noreen* (60) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee, Chairman / Nominee	Term expires 2018; Trustee since 2009	Deputy Chief Investment Officer and Managing Director (since 2016), MassMutual; President (2008-2016), Vice Chairman (2007-2008), Member of the Board of Managers (2006-2016), Managing Director (2000-2016), Barings; President (2005-2009), Vice President (1993-2005) of the Trusts.	2
President (since 2009), Senior Vice President (1996-2009), HYP Management LLC (LLC Manager); Member of the Board of Managers (since 2008), Jefferies Finance LLC (finance company); Chairman and Chief Executive Officer (since 2009), Member of the Board of Managers (since 2007), MMC Equipment Finance LLC; Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Member of the Investment Committee (since 1999), Diocese of Springfield; Member of the Investment Committee (since 2015), Baystate Health Systems; Member of the Board of Managers (2011-2016), Wood Creek Capital Management, LLC (investment advisory firm); Director (2005-2013), MassMutual Corporate Value Limited (investment company); Director (2005-2013), MassMutual Corporate Value Partners Limited (investment company).

*
Mr. Noreen is classified as an “interested person” of each Trust and Barings (as defined by the 1940 Act), because of his position as an Officer of each Trust and his former position as President of Barings.

INTERESTED TRUSTEES
Name (Age), Address	Position(s) With the Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Robert E. Joyal* (73) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2019; Trustee since 2003	Retired (since 2003); President (2001-2003), Barings; President (1993-2003) of the Trusts.	106
Trustee (since 2003), MassMutual Select Funds (open-end investment company advised by MassMutual); Trustee (since 2003), MML Series Investment Funds (open-end investment company advised by MassMutual); Trustee (since 2012), MML Series Investment Funds II (open-end investment company advised by MassMutual); Trustee (since 2012), MassMutual Premier Funds (open-end investment company advised by MassMutual); Director (since 2013), Leucadia National Corporation (holding company owning businesses ranging from insurance to telecommunications); Director (2012-2017), Ormat Technologies, Inc. (geothermal energy company); Director (2013-2016), Baring Asset Management (Korea) Limited (company that engages in asset management, business administration and investment management); Director (2006-2014), Jefferies Group, Inc. (financial services).

*
Mr. Joyal retired as President of Barings in June 2003. In addition and as noted above, Mr. Joyal is a Director of Leucadia National Corporation, which is the parent company of Jefferies Finance, LLC, and a former Director of Jefferies Group, Inc., which has a wholly-owned broker-dealer subsidiary that may execute portfolio transactions and/or engage in principal transactions with the Trusts, other investment companies advised by Barings or any other advisory accounts over which Barings has brokerage placement discretion. Accordingly, the Trusts have determined to classify Mr. Joyal as an “interested person” of the Trusts and Barings (as defined by the 1940 Act).

INDEPENDENT TRUSTEES
Name (Age), Address	Position(s) With the Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Michael H. Brown (60) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2020; Trustee since 2005	Private Investor; Managing Director (1994-2005), Morgan Stanley.	2	Independent Director (2006-2014), Invicta Holdings LLC and its subsidiaries (derivative trading company owned indirectly by MassMutual).
Barbara M. Ginader (61) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2020; Trustee since 2013	Retired (since 2017); Managing Director and General Partner (1993-2017), Boston Ventures Management (private equity firm).	2
Member of the Board of Overseers (2013), MSPCA-Angell Memorial Hospital; Member of the Grants Committee (2012-2017), IECA Foundation; Managing Director (1993-2017), Boston Ventures V, L.P. (private equity fund); Managing Director (1993-2016), Boston Ventures VI, L.P. (private equity fund).

Edward P. Grace III (67) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee / Nominee	Term expires 2018; Trustee since 2012	President (since 1997), Phelps Grace International, Inc. (investment management); Managing Director (since 1998), Grace Venture Partners LP (venture capital fund); Senior Advisor (2011-2017), Angelo Gordon & Co. (investment adviser).	2
Director (since 2012), Benihana, Inc. (restaurant chain); Director (since 2011), Firebirds Wood Fired Holding Corporation (restaurant chain); Director (since 1998), Shawmut Design and Construction (construction management and general contracting firm); Director (2010-2017), Larkburger, Inc. (restaurant chain).

INDEPENDENT TRUSTEES
Name (Age), Address	Position(s) With the Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Susan B. Sweeney (65) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2019; Trustee since 2012	Retired (since 2014); Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Company of America; Senior Managing Director (2008-2010), Ironwood Capital.	106
Trustee (since 2009), MassMutual Select Funds (open-end investment company advised by MassMutual); Trustee (since 2009), MML Series Investment Funds (open-end investment company advised by MassMutual); Trustee (since 2012), MML Series Investment Funds II (open-end investment company advised by MassMutual); Trustee (since 2012), MassMutual Premier Funds (open-end investment company advised by MassMutual).

Maleyne M. Syracuse (61) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2020; Trustee since 2007	Private Investor; Managing Director (2000-2007), JP Morgan Securities, Inc. (investment banking); Managing Director (1999-2000), Deutsche Bank Securities; Managing Director (1981-1999), Bankers Trust/BT Securities.	2
Member of the Board of Directors (since 1998) and President of the Board (since 2002), Peters Valley School of Craft (non-profit arts organization); Member of the Board of Directors (since 2014) and Treasurer (since 2017), Charles Lawrence Keith & Clara Miller Foundation (non-profit philanthropic foundation); Member of the Board of Directors (since 2015) and Treasurer of the Board (since 2016), Greater Pike Community Foundation (non-profit philanthropic foundation).

OFFICERS OF THE TRUSTS
Name (Age), Address	Position(s) With the Trust(s)	Office Term* and Length of Time Served	Principal Occupations(s) During Past 5 Years
Robert M. Shettle (50) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	President	Since 2016
Vice President (2015-2016) of the Trusts; Managing Director (since 2006), Director (1998-2006), Barings; President (since 2016), Vice President (2005-2016), CI Subsidiary Trust and PI Subsidiary Trust.

James M. Roy (55) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President and Chief Financial Officer	Since 2005
Treasurer (2003-2005), Associate Treasurer (1999-2003) of the Trusts; Managing Director (since 2005), Director (2000-2005), Barings; Trustee (since 2005), Treasurer (since 2005), Controller (2003-2005), CI Subsidiary Trust and PI Subsidiary Trust.

Janice M. Bishop (53) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President, Secretary and Chief Legal Officer	Since 2015
Associate Secretary (2008-2015) of the Trusts; Vice President, Secretary and Chief Legal Officer (since 2013), Barings Funds Trust (open-end investment company advised by Barings); Vice President, Secretary and Chief Legal Officer (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Senior Counsel and Managing Director (since 2014), Counsel (2007-2014), Barings; Vice President and Secretary (since 2015), Assistant Secretary (2008-2015), CI Subsidiary Trust and PI Subsidiary Trust.

Melissa M. LaGrant (44) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Chief Compliance Officer	Since 2006
Managing Director (since 2006), Barings; Chief Compliance Officer (since 2013), Barings Finance LLC; Chief Compliance Officer (since 2013), Barings Funds Trust (open-end investment company advised by Barings); Chief Compliance Officer (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings).

*
Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of each Trust. The officers were last elected on July 19, 2017.

OFFICERS OF THE TRUSTS
Name (Age), Address	Position(s) With the Trust(s)	Office Term* and Length of Time Served	Principal Occupations(s) During Past 5 Years
Christopher Hanscom (35) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Treasurer	Since 2017	Associate Director (since 2015), Analyst (2005-2015), Barings.
Sean Feeley (50) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President	Since 2011
Managing Director (since 2003), Barings; President (since 2017), Vice President (2012-2017), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust.

Kristin Goodchild (32) 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Associate Secretary	Since 2015
Counsel (since 2016), Senior Paralegal (2013-2016), Paralegal (2010-2012), Legal Analyst (2008-2009), Barings; Assistant Secretary (since 2015), Barings Funds Trust (open-end investment company advised by Barings); Assistant Secretary (since 2015), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Assistant Secretary (since 2015), CI Subsidiary Trust and PI Subsidiary Trust.

*
Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of each Trust. The officers were last elected on July 19, 2017.

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee or nominee for Trustee of each Trust should so serve. The current members of the Board have joined the Board at different points in time since 2003. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the attributes common to all Trustees is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each Trust’s investment adviser, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees. In recommending the election or appointment of the current Board members as Trustees, the Nominating Committee generally considered (i) the educational, business and professional experience of each individual; (ii) the individual’s record of service as a director or trustee of public or private organizations; and (iii) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. The Nominating Committee also considered that during their service as members of the Board of Trustees of each Trust, the Trustees have demonstrated a high level of diligence and commitment to the interests of the Trusts’ shareholders and the ability to work effectively and collegially with other members of the Board.
The following summarizes each Trustee’s or nominee for Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that each individual should serve on the Board.
Mr. Brown – Mr. Brown brings over 25 years of experience in investment banking and the financial advisory industry to each Board. Mr. Brown previously worked as an investment banker with Morgan Stanley. Additionally, he also served as a Director of Invicta Holdings LLC, Invicta Advisors LLC, Invicta Capital LLC and Invicta Credit LLC, a group of companies involved in writing and selling credit protection in the credit derivatives market on tranches of corporate, residential mortgage-backed securities and commercial mortgage-backed securities exposure. Mr. Brown hold an undergraduate degree and M.B.A. from the University of Texas.
Ms. Ginader – Ms. Ginader brings over 28 years of experience in merchant banking, corporate finance, mergers and acquisitions, restructuring and private equity, primarily focused in the media, entertainment and communications industries, to each Board. She previously served as a Managing Director and General Partner of Boston Ventures Management, Inc. (private equity firm), a Managing Director of Bears Stearns & Co. Inc. and Chemical Bank and Assistant Vice President of First National Bank of Boston. She previously served as a Member of the Board of Overseers of Angell Memorial Hospital, Member of the Grants Committee of IECA Foundation, Director of two private equity funds, Boston Ventures VI L.P. and Boston Ventures V L.P., Special Advisor to and President of the Board of the Foundation of Codman Academy Public Charter School, and as Director of several other non-profit organizations. Ms. Ginader holds a B.A. from Cedar Crest College and a M.B.A from Harvard Graduate School of Business Administration.
Mr. Grace – Mr. Grace brings substantial executive, operations, board, private investor and private equity experience to each Board. Mr. Grace is President of

Phelps Grace International, Inc. and Managing Director of Grace Venture Partners, LP. He previously served as a Senior Advisor in the Private Equity Group of Angelo Gordon & Co. He currently serves as Director of Benihana Inc., Firebirds Wood Fired Holding Corporation and Shawmut Design and Construction, Inc. Mr. Grace is Founder and former Chairman, President and Chief Executive Officer of The Capital Grille and Bugaboo Creek Steak House. He sold these chains and was formerly Director and Vice Chairman of the combined companies, RARE Hospitality International, Inc. He has served as Director of numerous other private and public companies, including Larkburger, Inc., Not Your Average Joe’s, Inc., Boston Restaurant Associates, Inc., Logan’s Roadhouse, Inc., The Gemesis Corporation and Claim Jumper Restaurants. Mr. Grace also served as Trustee and Chairman of the Executive and Investment Committees of Johnson & Wales University and Trustee and Vice Chairman of the Investment Committee of Bryant University. Mr. Grace holds a B.A. from the University of Vermont, a Doctor of Business Administration, Honoris Causa from Johnson & Wales University and a Masters Professional Director Certification from the American College of Corporate Directors (a public company director education and credentialing organization).
Mr. Joyal – Mr. Joyal brings over 36 years of executive and board experience in the investment management business to each Board. He previously served as the President of each Trust and President of the Trusts’ investment adviser, Barings. Mr. Joyal has substantial board experience, serving as Trustee of four other registered investment company boards (MassMutual Select Funds, MML Series Investment Funds, MML Series Investment Funds II and MassMutual Premier Funds) and as a Director of Leucadia National Corporation. He previously served as a Director of Ormat Technologies, Inc. and Baring Asset Management (Korea) Limited. Mr. Joyal is a Chartered Financial Analyst.
Mr. Noreen – Mr. Noreen brings over 30 years of investment management and oversight experience related to public equities and corporate credit related investments, including private and public bonds, mezzanine and private equity investments and structured credit products, investment company operational, financial and investment matters, and financial services operations to each Board. He currently serves as Deputy Chief Investment Officer and Managing Director of MassMutual. He previously served as President, Vice Chairman, a member of the Board of Managers and a Managing Director of the Trusts’ investment adviser, Barings. Mr. Noreen has extensive board experience, including as a member of the Board of Managers of Jefferies Finance LLC and his former positions as a member of the Boards of Managers of Barings and Wood Creek Capital Management, LLC. During his tenure at Barings, Mr. Noreen served as a director and/or officer of several investment companies and private funds. He holds a B.A. from the University of Massachusetts and a M.B.A. from American International College.
Ms. Sweeney – Ms. Sweeney brings over 35 years of investment and financial management experience in both the private and public sectors to each Board. She previously served as Senior Vice President and Chief Investment Officer of Selective Insurance Company of America, Senior Managing Director of Ironwood Capital and

Chief Investment Officer, Pension Funds for the State of Connecticut Treasurer’s Department. She currently serves on four other registered investment company boards (MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Funds and MML Series Investment Funds II). Ms. Sweeney holds a B.S. from the Connecticut Board of State Academic Awards and a M.B.A. from Harvard Graduate School of Business Administration. She was awarded a Doctorate of Humane Studies from Charter Oak State College in 2002.
Ms. Syracuse – Ms. Syracuse brings over 25 years of experience in investment banking, corporate finance and the financial advisory industry to each Board. Ms. Syracuse’s previous positions include her work as a Managing Director in the investment banks at JP Morgan Securities, Deutsche Bank Securities and BT Securities/Bankers Trust Company. She currently serves as a Director of Peters Valley School of Craft, Greater Pike Community Foundation and Charles Lawrence Keith & Clara Miller Foundation, each non-profit organizations. Ms. Syracuse holds an A.B. with Honors from Brown University and a M.B.A. with Honors from New York University Graduate School of Business.
Share Ownership of Trustees and Officers
As of February 1, 2018, the Trustees and Officers of each Trust individually beneficially owned less than two percent (2%) of each of MCI’s and MPV’s outstanding shares and as a group beneficially owned 1.45% of MCI’s outstanding shares and 0.44% of MPV’s outstanding shares. This information is based on information furnished by each Trustee and Officer. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Also, as of February 1, 2018, Barings, the investment adviser to each Trust, beneficially owned 1.10% of the outstanding shares of MCI and 1.37% of the outstanding shares of MPV.
Members of each Board historically have invested in one or both of the Trusts, as is consistent with their individual financial goals. In October 2010, this policy was formalized through adoption of a requirement that each Independent Trustee invest one year’s worth of fees received for serving as Trustee of the Trusts (excluding committee fees) in shares of one or both of the Trusts. Investments in the name of family members or entities controlled by a Trustee constitute Trust holdings of such Trustee for purposes of this policy, and a three-year phase-in period applies to such investment requirements for Trustees and newly elected Trustees. In implementing such policy, a Board member’s Trust holdings existing on October 22, 2010 were valued as of such date with subsequent investments valued at cost.

The table below sets forth information regarding the beneficial ownership* of each Trust’s shares held by each Trustee based on the market value of such shares as of February 1, 2018.
Dollar Ranges of Shares Owned by Trustees
Name of Nominee/Trustee	Dollar Range of Shares in MCI	Dollar Range of Shares in MPV	Aggregate Dollar Range of Shares in the Family of Investment Companies
M. Brown	Over $100,000	$10,001 – $50,000	Over $100,000
B. Ginader	$50,001 – $100,000	None	$50,001 – $100,000
E. Grace	Over $100,000	$10,001 – $50,000	Over $100,000
R. Joyal	Over $100,000	Over $100,000	Over $100,000
C. Noreen	Over $100,000**	None	Over $100,000**
S. Sweeney	Over $100,000	$50,001-$100,000	Over $100,000
M. Syracuse	Over $100,000	$10,001-$50,000	Over $100,000
*
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

**
Includes interest derived from the market value of MCI common shares represented in the Barings and/or MassMutual non-qualified compensation deferral plans. However, pursuant to the terms of the plans, neither the plans nor the participant has actual ownership of Trust shares.

Required Vote
If a quorum is present at the Annual Meeting, the two nominees for election as Trustees who receive a plurality vote, meaning the greatest number of affirmative votes cast by shareholders, will be elected as Trustees.
THE BOARDS, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH TRUST VOTE TO ELECT EACH OF THE NOMINEES AS TRUSTEE OF EACH TRUST.
Board Leadership Structure
The Board for each Trust currently consists of seven Trustees, five of whom are Independent Trustees. As discussed below, all four of the standing committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, are comprised exclusively of Independent Trustees.
Mr. Noreen, an “interested person” of each Trust, as defined in Section 2(a)(19) of the 1940 Act, serves as Chairman of each Board. Mr. Noreen presides at meetings of each Board and acts as a liaison with service providers, officers, and other Trustees generally between meetings, and performs such other functions as may be requested by each Board from time to time. While the Independent Trustees have not designated a lead Independent Trustee, the Chairperson of the Governance Committee has been designated to act as chairperson of meetings or executive sessions of the Independent Trustees, to retain and coordinate with independent fund counsel, when appropriate, and represent the views of the Independent Trustees to management and the Chairman of the Board. The Board of each Trust reviews its leadership structure periodically and believes that the leadership structure is appropriate to enable each Board to exercise its oversight of each Trust. Each Board also believes that its structure, including the active role of the Independent Trustees, facilitates an efficient flow of information concerning the management of each Trust to the Independent Trustees.
Each Board provides oversight of the services provided by Barings, including risk management activities. In addition, each committee of each Board provides oversight of Barings’ risk activities with respect to the particular activities within the committee’s purview. In the course of providing oversight, the Board and relevant committees for each Trust receive a wide range of reports on the Trusts’ activities, including each Trust’s investment portfolio, the compliance of the Trusts with applicable laws, and the Trusts’ financial accounting and reporting. The Board and Audit Committee for each Trust meet periodically with the Trusts’ Chief Compliance Officer regarding the compliance of the Trusts with federal securities laws and the Trusts’ internal compliance policies and procedures. In addition, both the Audit Committee and the full Board of each Trust regularly review information and materials concerning risks specific to the Trusts and Barings, including presentations by various officers of the Trusts, investment personnel for the Trusts, Barings, Barings and MassMutual internal audit, the independent auditors for the Trusts (KPMG LLP) and Counsel to the Trusts.
Information Concerning Committees and Meetings of the Board of Trustees
Each Board has an Audit Committee, a Joint Transactions Committee, a Governance Committee and a Nominating Committee.
The Audit Committee of each Trust is comprised of all Trustees who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”), and is chaired by Michael H. Brown. The Audit Committee operates pursuant to a written Audit Committee Charter, which is available on each Trust’s website at www.barings.com/assets/user/media/MCI_MPV_Audit_Committee_Chart.pdf. A print copy of the Audit Committee Charter may also be obtained by calling, toll-free, 1-866-399-1516. Each member of the Audit Committee qualifies as an “Independent Trustee” under the current listing standards of the New York Stock Exchange (the “Listing Standards”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). In accordance with the SEC’s rules implementing Section 407 of the Sarbanes-Oxley Act of 2002 and upon due consideration of the qualifications of each member of each Trust’s Audit Committee, each Board designated Mr. Brown as the Trust’s Audit Committee Financial Expert.
In accordance with the standards set forth in the Audit Committee Charter of each Trust, the Audit Committee is responsible for: oversight matters; financial statement and disclosure oversight matters; matters related to the hiring, retention, and oversight of each Trust’s independent accountants; certain accounting and audit related oversight matters; and certain other matters as set forth in the Audit Committee Charter. During the twelve months ended December 31, 2017, the Audit Committee held eight meetings.

The Joint Transactions Committee of each Trust is comprised of all Independent Trustees. This Committee reviews certain joint investment transactions between each Trust, MassMutual and certain other closed-end management investment companies, private investment companies and separately managed accounts advised by Barings pursuant to the conditions set forth in the Trusts’ SEC exemptive order under Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. This Committee acts primarily by written consent (twenty-four consents were executed by Committee members, approving twenty-six investments for MCI, twenty-five investments for MPV and turning down zero investments during the twelve months ended December 31, 2017). The Committee also met four times during the year in conjunction with meetings of each Trust’s Board.
The Governance Committee of each Trust is currently comprised of all Independent Trustees and is chaired by Maleyne M. Syracuse. The Governance Committee considers, evaluates and makes recommendations to the Board of each Trust with respect to the structure, membership and function of the Board and the Committees thereof, including the compensation of the Trustees. During the twelve months ended December 31, 2017, the Governance Committee held one meeting.
The Nominating Committee of each Trust is comprised of all Independent Trustees and is chaired by Edward P. Grace, III. A current copy of each Trust’s Nominating Committee Charter can be found on each Trust’s website at www.barings.com/assets/user/media/nominating-committee-charter-mci-mpv.pdf. During the twelve months ended December 31, 2017, the Nominating Committee held one meeting.
The Nominating Committee is responsible for identifying and nominating individuals to serve as Independent Trustees of each Trust. The Nominating Committee Charter contemplates that all nominees for Independent Trustees have a college degree or, in the judgment of the Committee, equivalent business experience. In addition, the Committee may take into account a wide variety of factors in considering Trustee candidates, giving such weight to any individual factor(s) as it deems appropriate, including but not limited to: availability and commitment of a candidate to attend meetings and perform his or her responsibilities on each Board; relevant industry and related experience; educational background; depth and breadth of financial expertise; and an assessment of the candidate’s ability, judgment, expertise, reputation, and integrity. In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee. Different factors may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perceptions about future issues and needs.
When each Board has or expects to have a vacancy for an Independent Trustee, the Nominating Committee will consider candidates recommended by each Trust’s current Trustees; each Trust’s shareholders; each Trust’s officers; each Trust’s investment adviser; and any other source the Committee deems to be appropriate. Shareholder recommendations to fill vacancies on the Board for Independent

Trustees must be submitted in accordance with the provisions of the Nominating Committee Charter, which requires that shareholder recommendations be timely received, and contain biographical and other necessary information regarding the candidate that would be required for the Trust to meet its disclosure obligations under the proxy rules. The Nominating Committee will evaluate nominee candidates properly submitted by shareholders in the same manner as it evaluates candidates recommended by other sources.
During the past fiscal year, each Board of Trustees held five regular meetings (one of which was held by means of a telephone conference call) and two special meetings (both of which were held by means of a telephone conference call). During the past fiscal year, each Trustee attended at least 75% of the Board and applicable Committee meetings on which s/he served for each Trust.
Transactions with and Remuneration of Officers and Trustees
Pursuant to the Investment Services Contract between MCI and Barings and the Investment Advisory and Administrative Services Contract between MPV and Barings (each a “Contract”), Barings paid the compensation and expenses of the Trusts’ officers and of all Trustees of the Trusts who were “interested persons” of each Trust or officers or employees of Barings or MassMutual.
Trustees who are not officers or employees of Barings or MassMutual receive an annual retainer paid by MCI of  $34,500 and by MPV of  $23,000. Each Trust also pays an additional annual retainer to the Chairman of the Audit Committee in the amount of  $3,500. Trustees of MCI also receive a fee of  $3,450 and Trustees of MPV receive a fee of  $2,300 for each meeting of each Board which they attend ($1,725 and $1,150, respectively, for each meeting conducted by telephone conference call). Members of the Audit Committee, Nominating Committee and Governance Committee of each Trust receive an additional fee of  $2,100 from MCI and $1,350 from MPV per meeting attended, including meetings conducted by telephone conference call. During the fiscal year ended December 31, 2017, the aggregate direct remuneration to these Trustees and reimbursement of their out-of-pocket expenses paid was approximately $350,628 for MCI and $234,503 for MPV.

The following table discloses the compensation paid to each Trust’s Trustees (not including reimbursement for out-of-pocket expenses) for the fiscal year ended December 31, 2017. The Trusts, Barings Funds Trust, Barings Global Short Duration High Yield Fund, MassMutual Premier Funds, MML Series Investment Funds, MassMutual Select Funds, and MML Series Investment Funds II are collectively referred to in the table below as the “Fund Complex.” The Trustees do not receive pension or retirement benefits.
Name of Trustee	Aggregate Compensation from MCI	Aggregate Compensation from MPV	Total Compensation from Fund Complex
Michael H. Brown	$77,975	$52,650	$130,625
Barbara M. Ginader	59,775	39,700	99,475
Edward P. Grace, III	59,775	39,700	99,475
Robert E. Joyal	None*	None*	651,229**
Clifford M. Noreen	None*	None*	None
Susan B. Sweeney	74,475	49,150	332,625†
Maleyne M. Syracuse	74,475	49,150	123,625
Total	$346,475	$230,350	$1,437,054
*
No compensation is paid by either Trust to Trustees who are “interested persons” of the Trust.

**
Mr. Joyal also serves as a Trustee of four open-end investment companies, MassMutual Select Funds, MML Series Investment Funds, MML Series Investment Funds II and MassMutual Premier Funds, all managed by MassMutual, the ultimate parent of Barings. Mr. Joyal received $651,229 in total compensation from the Fund Complex (including interest paid through the deferred compensation plans of MassMutual Select Funds and MML Series Investment Funds) for the fiscal year ended December 31, 2017.

†
Ms. Sweeney also serves as a Trustee of four open-end investment companies, MassMutual Select Funds, MML Series Investment Funds, MML Series Investment Funds II and MassMutual Premier Funds, all managed by MassMutual, the ultimate parent of Barings. Ms. Sweeney received $209,000 in total compensation for such service for the fiscal year ended December 31, 2017, in addition to her compensation from the Trusts.

PROPOSAL 2
ELIMINATION OF MPV’S FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING THE TRUST’S MAXIMUM LEVEL OF INVESTMENT IN NON-INVESTMENT GRADE SECURITIES
MPV currently has a fundamental investment restriction that prevents it from purchasing “any additional non-investment grade securities (“Non-Investment Grade Securities”) if, after giving effect to the purchase of such securities, more than 75% of the Trust’s total assets would be invested in Non-Investment Grade Securities” (the “Non-Investment Grade Securities Restriction”). Non-Investment Grade Securities (also known as “junk bonds”) are debt securities that are rated, at the time of acquisition, BB or B by Standard & Poor’s Rating Group (“S&P”) or Ba or B by Moody’s Investors Service Inc. (“Moody’s”) or, if unrated, are believed by Barings to be of a quality equivalent to such a rating. The Non-Investment Grade Securities Restriction is fundamental and may not be changed without an affirmative vote of a majority of the Trust’s outstanding shares (as defined in the 1940 Act). Assuming shareholder approval, the elimination of the Non-Investment Grade Securities Restriction would permit up to 100% of the Trust’s total assets to be invested in Non-Investment Grade Securities. The Trust will increase its exposure to

Non-Investment Grade Securities only when Barings believes that doing so will benefit the Trust, taking into account such considerations as general market conditions, the financial condition of the issuer and the spread between the rates of return of investment grade securities and Non-Investment Grade Securities.
At their meeting in November 2017, the Trustees unanimously approved, and voted to recommend that shareholders approve, the elimination of the Non-Investment Grade Securities Restriction.
Eliminating the Non-Investment Grade Securities Restriction will offer MPV additional investment flexibility and will align the investment strategies and restrictions of MCI and MPV. Increased exposure to Non-Investment Grade Securities will create an opportunity for an enhanced total return but, at the same time, will increase MPV’s exposure to the risks associated with those types of securities. Non-Investment Grade Securities are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-Investment Grade Securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of Non-Investment Grade Securities may be affected by legislative and regulatory developments. Because Non-Investment Grade Securities are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Trust. The market prices of Non-Investment Grade Securities generally respond to short-term corporate and market developments to a greater extent than higher-rated securities.
Elimination of this restriction will permit MPV to invest in opportunities that may have previously been precluded by the Non-Investment Grade Securities Restriction and to increase its investments in Non-Investment Grade Securities, which Barings believes will benefit MPV’s shareholders. In addition, Barings expects certain administrative and other efficiencies to result from the alignment of MCI’s and MPV’s investment strategies. While past performance is no guarantee of future results, and no assurance can be given that MPV’s performance would have been stronger had the Non-Investment Grade Securities Restriction never been adopted, MCI, which has not had a Non-Investment Grade Securities Restriction, outperformed MPV for the one-, five-, ten- and twenty-year periods ended December 31, 2017.
Required Vote
Approval of the proposed elimination of MPV’s fundamental Non-Investment Grade Securities Restriction requires the affirmative vote of  “a majority of the outstanding voting securities” of the fund, which is defined under the 1940 Act to be the lesser of (a) more than 50% of the outstanding shares of the fund, or (b) 67% or more of the shares of the fund present (in person or by proxy) at the Special Meeting if more than 50% of the outstanding shares of the fund are present at the Special Meeting (in person or by proxy).
THE BOARD OF MPV, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF MPV VOTE FOR THE PROPOSAL TO ELIMINATE MPV’S NON-INVESTMENT GRADE SECURITIES RESTRICTION.
PROPOSAL 3
ELIMINATION OF MPV’S FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING THE TRUST’S INVESTMENT IN DEBT SECURITIES THAT ARE RATED BELOW B AT THE TIME OF ACQUSITION
MPV currently has a fundamental investment restriction that states that the Trust “will not invest in any debt security that is rated, at the time of acquisition, below B by S&P or Moody’s, or if unrated, is believed by Barings to be of a quality below a B rating” (“Below B Securities Restriction”). The Below B Securities Restriction is fundamental and may not be changed without an affirmative vote of a majority of the Trust’s outstanding shares (as defined in the 1940 Act).
At their meeting in November 2017, the Trustees unanimously approved, and voted to recommend that shareholders approve, the elimination of the Below B Securities Restriction.
Eliminating the Below B Securities Restriction will offer MPV additional investment flexibility and will align the investment strategies and restrictions of MCI and MPV. Elimination of MPV’s Below B Securities Restriction will create an opportunity for an enhanced total return but, at the same time, will increase MPV’s exposure to the risks associated with debt securities that are rated, at the time of acquisition, below B by S&P or Moody’s, or if unrated, is believed by Barings to be of a quality below a B rating (“Below B Securities”). Below B Securities are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below B Securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory developments. Because Below B Securities are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Trust.
Elimination of this restriction will permit MPV to invest in opportunities that may have previously been precluded by the Below B Securities Restriction and to increase its investments in Below B Securities, which Barings believes will benefit MPV’s shareholders. In addition, Barings expects certain administrative and other efficiencies to result from the alignment of MCI’s and MPV’s investment strategies.

While past performance is no guarantee of future results, and no assurance can be given that MPV’s performance would have been stronger had the Below B Securities Restriction never been adopted, MCI, which has not had a Below B Securities Restriction, outperformed MPV for the one-, five-, ten- and twenty-year periods ended December 31, 2017.
Required Vote
Approval of the proposed elimination of MPV’s fundamental Below B Securities Restriction requires the affirmative vote of  “a majority of the outstanding voting securities” of the fund, which is defined under the 1940 Act to be the lesser of (a) more than 50% of the outstanding shares of the fund, or (b) 67% or more of the shares of the fund present (in person or by proxy) at the Special Meeting if more than 50% of the outstanding shares of the fund are present at the Special Meeting (in person or by proxy).
THE BOARD OF MPV, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF MPV VOTE FOR THE PROPOSAL TO ELIMINATE MPV’S BELOW B SECURITIES RESTRICTION.
AUDIT COMMITTEE REPORT OF EACH TRUST
Each Trust’s Audit Committee oversees the Trust’s financial reporting process on behalf of each Trust’s Board of Trustees and operates under a written Charter adopted by each Trust’s Board of Trustees. The Audit Committee meets with each Trust’s management (“Management”) and independent registered public accountants and reports the results of its activities to each Trust’s Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with each Committee’s and independent registered accountant’s responsibilities, Management advised that each Trust’s financial statements were prepared in conformity with generally accepted accounting principles.
Accordingly, each Trust’s Audit Committee has:
■
Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2017 with Management and KPMG LLP (“KPMG”), each Trust’s independent registered public accountants;

■
Discussed with KPMG those matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard 16 (Communications with Audit Committees); and

■
Received the written disclosure and the letter from KPMG required by the Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committee Concerning Independence) and has discussed with KPMG its independence.

Each Trust’s Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG for 2016 and 2017 for each Trust and for the non-audit services provided to Barings and Barings’ parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant’s independence.
In reliance on the reviews and discussions referred to above, each Trust’s Audit Committee presents this Report to each Trust’s Board of Trustees and recommends that each Trust’s Board of Trustees (1) include the December 31, 2017 audited financial statements in the Annual Report to shareholders for the fiscal year ended December 31, 2017 and (2) file such Annual Report with the SEC and the New York Stock Exchange.
Each Trust’s Audit Committee appointed the firm of KPMG as the Trust’s independent registered public accountants for the fiscal year ending December 31, 2018, and, in connection therewith, KPMG will prepare all of each Trust’s tax returns for the fiscal year ending December 31, 2018.
SUBMITTED BY THE AUDIT COMMITTEE OF EACH TRUST’S BOARD OF TRUSTEES
Michael H. Brown, Audit Committee Chair
Barbara M. Ginader, Audit Committee Member
Edward P. Grace, III, Audit Committee Member
Susan B. Sweeney, Audit Committee Member
Maleyne M. Syracuse, Audit Committee Member
February 23, 2018

THE TRUSTS’ INDEPENDENT AUDITORS
KPMG audited the financial statements of each Trust, Barings, and MassMutual for the fiscal year ended December 31, 2017. KPMG’s audit report for each Trust contained no qualifications or modifications. A KPMG representative is expected to be present at the upcoming Annual Meeting. This representative shall have the opportunity to make a statement if he or she desires to do so, and it is expected that such representative will be available to respond to appropriate questions from shareholders. As noted above, KPMG will audit each Trust’s 2018 financial statements and prepare each Trust’s 2018 Federal and state tax returns.
FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
Fees Billed to MCI
	KPMG Year Ended December 31, 2017	KPMG Year Ended December 31, 2016
Audit Fees	$97,625	$78,100
Audit-Related Fees	0	0
Tax Fees	45,665	45,665
All Other Fees	0	0
Total Fees	$143,290	$123,765
Fees Billed to MPV
	KPMG Year Ended December 31, 2017	KPMG Year Ended December 31, 2016
Audit Fees	$97,625	$78,100
Audit-Related Fees	0	0
Tax Fees	45,665	45,665
All Other Fees	0	0
Total Fees	$143,290	$123,765
Non-Audit Fees Billed to Barings and MassMutual
	KPMG Year Ended December 31, 2017	KPMG Year Ended December 31, 2016
Audit-Related Fees	$1,618,525	$1,239,527
Tax Fees	30,000	227,500
All Other Fees	202,280	35,000
Total Fees	$1,850,805	$1,502,027
The category “Audit-Related Fees” reflects fees billed by KPMG for various non-audit and non-tax services rendered to the Trusts, Barings and MassMutual, such as SOC-1 review, consulting and agreed upon procedures reports. Preparation of Federal, state and local income tax returns and tax compliance work are representative of the fees reported in the “Tax Fees” category. The category “All Other Fees” represents fees billed by KPMG for consulting rendered to Barings and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allow each Trust’s Audit Committee to establish a pre-approval policy for certain services rendered by the Trust’s independent accountants. During 2017, each Trust’s Audit Committee approved all of the services rendered to the Trust by KPMG and did not rely on such a pre-approval policy for any such services.

The 2016 fees billed represent final 2016 amounts, which may differ from the preliminary figures available as of the publication date of the Trusts’ 2017 Proxy Statement and includes, among other things, fees for services that may not have been billed as of the publication date of the Trusts’ 2017 Proxy Statement, but are now properly included in the 2016 fees billed to each Trust, Barings and MassMutual.
OTHER BUSINESS
The Board of each Trust knows of no business to be brought before the Meetings other than as set forth above. If, however, any other matters properly come before the Meetings, it is the intention of the persons named in the enclosed proxy card(s) to vote proxies on such matters in accordance with their best judgment.
INFORMATION ABOUT VOTING PROXIES AND THE MEETINGS
Manner of Voting Proxies
Shareholders of each Trust are entitled to one vote, on each matter on which the shareholder is entitled to vote, for each share of the Trust that such shareholder owns at the close of business on February 28, 2018. Each fractional share is entitled to a proportionate fractional vote.
All properly executed and unrevoked proxies received in time for a Meeting will be voted in accordance with the instructions contained therein. If a shareholder executes a proxy but gives no instructions, the shares that are represented by such proxy will be voted in favor of the election of each of Edward P. Grace, III and Clifford M. Noreen, for each other Proposal and for or against any other business that may properly arise at the relevant Meeting, in the proxy’s discretion.
Revocation of Proxies
Any person giving a proxy has the power to revoke it by mail or in person at any time prior to its exercise at the relevant Meeting by executing a superseding proxy or by submitting a written notice of revocation to the Trust(s). To be effective, such revocation must be received prior to the Meeting and must indicate the shareholder’s name and account number.
Quorum
For the Annual Meeting, the presence in person or by proxy, of a majority of the votes entitled to be cast shall be a quorum for the transaction of business for each Trust. Similarly, for the Special Meeting, the presence in person or by proxy, of a majority of the votes entitled to be cast shall be a quorum for the transaction of business for MPV. All proxies received, including proxies that reflect (i) broker non-votes (i.e., shares held in “street name” for which the broker or nominee (a) has not received instructions from the beneficial owners or other persons entitled to vote or (b) does not have discretionary voting authority on a particular matter), (ii) abstentions or (iii) the withholding of authority to vote on a particular matter, will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum. With respect to Proposal 1, abstentions and broker non-votes, if any, will not have an effect on the outcome of the proposal. With respect to Proposals 2 and 3, abstentions and broker non-votes, if any, will have the effect of votes against each proposal.
Required Vote
Approval of Proposal 1 at the Annual Meeting will be determined separately by each Trust. Provided a quorum is present, the Trustee Nominees who receive a plurality vote of the outstanding shares of each Trust cast at the Annual Meeting shall be elected.
Shareholders of MPV will vote on Proposals 2 and 3 at the Special Meeting. Provided a quorum is present, Proposals 2 and 3 each require the affirmative vote of the holders of a “majority of the outstanding voting securities” as such term is defined in the 1940 Act. A vote of the “majority of outstanding voting securities” of MPV means the lesser of (a) more than 50% of the outstanding shares of MPV, or (b) 67% or more of the shares of MPV present (in person or by proxy) at the Special Meeting if more than 50% of the outstanding shares of MPV are present at the Special Meeting (in person or by proxy).
Adjournment
If sufficient votes in favor of any of the proposals set forth in the Notice of Joint Annual Meeting of Shareholders of MCI and MPV and Notice of Special Meeting of Shareholders of MPV are not received by the time scheduled for the Meetings or if the quorum required for a proposal has not been met, the persons named as proxies may propose adjournments of the Meetings with respect to such proposal(s) for periods of not more than 120 days to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the proposal in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Trusts will pay the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient affirmative votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.
Instructions for Voting Proxies
The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meetings. To vote by mail, please mark, sign, date and return the enclosed proxy card(s) following the instructions printed on the card. Please refer to your proxy card(s) for instructions for voting by telephone or on the internet.

INVESTMENT ADVISER
Barings provides investment management and certain administrative services to MCI pursuant to an Investment Services Contract and to MPV pursuant to an Investment Advisory and Administrative Services Contract.
Barings (including its wholly-owned subsidiaries) currently has over $304 billion in assets under management and provides investment management services to registered investment companies, unregistered investment companies and institutional investors (such as insurance companies, pension plans, endowments and foundations). MM Asset Management Holding LLC is the direct owner of 100% of the voting shares of Barings. MassMutual Holding LLC owns all of the voting shares of MM Asset Management Holding LLC. MassMutual owns all of the voting shares of MassMutual Holding LLC. MassMutual, MassMutual Holding LLC and MM Asset Management Holding LLC are located at 1295 State Street, Springfield, Massachusetts 01111. Barings’ principal office is located at 300 South Tryon Street, Suite 2500, Charlotte, NC 28202.
CERTAIN ADMINISTRATIVE SERVICES
Barings indirectly provides certain administrative services to each Trust including, but not limited to, accounting services, meeting facilities, legal support, report preparation and other services. Barings’ principal address is 300 South Tryon Street, Suite 2500, Charlotte, NC 28202.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Each Trust’s Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers, and persons who own more than 10% of any class of outstanding securities of each Trust are required to file forms reporting their affiliation with each Trust and reports of ownership and changes in ownership of each Trust’s securities with the SEC and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish each Trust with copies of all such forms they file. Based solely on a review of these forms furnished to the Trusts as well as certain internal documents, each Trust believes that its Trustees and relevant officers, Barings, and its relevant affiliated persons have all complied with applicable filing requirements during each Trust’s fiscal year ended December 31, 2017, with the exception of Roger W. Crandall who filed a late Form 4 for MCI.
PROPOSALS BY SHAREHOLDERS AND COMMUNICATIONS WITH THE BOARD OF TRUSTEES
Any shareholder intending to present a proposal at the Annual Meeting to be held in 2019 who wishes to have such proposal included in the Trust’s proxy materials for that meeting, should forward his/her written proposal to the Trust, Attention: Secretary. Proposals must be received on or before November 16, 2018, to be considered for inclusion in the Trust’s proxy materials for its 2019 Annual Meeting.
Pursuant to procedures approved by each Trust’s Board, including a majority of the Trustees who are not “interested persons” of the Trust as defined in

Section 2(a)(19) of the 1940 Act, shareholders may mail written communications to the Board by writing the Trust’s Chief Financial Officer at the office of the Trust’s investment adviser or by emailing the respective Trust’s Chief Financial Officer at mcimailbox@massmutual.com or mpvmailbox@massmutual.com. When writing to a Trust’s Board of Trustees, shareholders should identify themselves, the fact that the communication is directed to the Board, and any relevant information regarding their Trust holdings.
ADDITIONAL INFORMATION
Proxies will be solicited by mail and may be solicited in person or by telephone, electronically, or facsimile by officers of each Trust. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by each Trust’s officers in person, by telephone, or by facsimile will be borne by each respective Trust. The Trusts have engaged Broadridge to provide shareholder meeting services, including vote solicitation, tabulation and tracking. It is anticipated that the cost of these services will be approximately $20,000 for MCI and $50,000 for MPV and may increase in the event any vote is contested or increased solicitation efforts are required. The Trusts will reimburse banks, brokers, and other persons holding each respective Trust’s shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy materials to and obtaining proxies from the beneficial owners of such shares, which reimbursement will not be submitted to a vote of each respective Trust’s shareholders.
Each Trust will arrange for at least one Trustee to attend its 2018 Annual Meeting, will encourage all of its Trustees to attend its Annual Meeting of Shareholders, and will endeavor to arrange its Annual Meeting of Shareholders on the same date as a Board of Trustees meeting to facilitate Trustee attendance. All of the Trusts’ Trustees attended the April 21, 2017 Annual Meeting.
Only one copy of the Proxy Statement will be mailed to each household, even if more than one person in the household is a Trust shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Trust at 1-866-399-1516. Shareholders may also access a copy of the Proxy Statement online at https://www.proxyvote.com or on each Trust’s website under Documents at www.barings.com/mci and www.barings.com/mpv. If any shareholder does not want the mailing of his or her Proxy Statement to be combined with those for other members of the shareholder’s household, please contact:
DST Systems, Inc.
P.O. Box 219086
Kansas City, MO 64121-9086
or by telephone at
1-800-647-7374
or contact your financial intermediary.
The Annual Report of each Trust for its fiscal year ended December 31, 2017, including financial statements, a schedule of each Trust’s investments as of such date and other data, was mailed on or about February 28, 2018, to all shareholders of record. Each Trust’s most recent Annual Report is available on the internet at www.barings.com/assets/user/media/Barings-Corporate-Investors_12-31-17.pdf and www.barings.com/assets/user/media/Barings-Participation-Investors_12-31-17.pdf. Shareholders may also request a copy of the Annual Report and the most recent semi-annual report, which will be furnished without charge, by calling (toll-free) the Trusts’ Transfer Agent, DST Systems, Inc., at 1-800-647-7374.

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date E39564-S69507 ! ! ! For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below. 01) Edward P. Grace, III 02) Clifford M. Noreen 1. Election of Trustees - for three-year terms, or until their respective successors are duly elected and qualified. Nominees for election: In their discretion, the proxy or proxies are authorized to vote upon such other business or matters as may properly come before the Annual Meeting or any adjournment or adjournments thereof. Other Business Vote on Trustees Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. C/O PROXY SERVICES P.O. BOX 9112 FARMINGDALE, NY 11735 To vote by Internet 1) Read the Joint Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Mail 1) Read the Joint Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. To vote by Telephone 1) Read the Joint Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

E39565-S69507 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Joint Proxy Statement is available at http://www.barings.com/mci or at www.proxyvote.com. The undersigned hereby appoints Janice M. Bishop and James M. Roy, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of Barings Corporate Investors (the “Trust”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held in the Sky Room of Barings LLC, 300 South Tryon Street, Suite 26.24, Charlotte, NC 28202, on Wednesday, April 25, 2018, at 1:00 p.m. Eastern Time, and at any adjournments thereof  (the “Annual Meeting”). THIS PROXY WILL BE VOTED ON ITEM (1) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEM (1). PLEASE SIGN AND DATE ON THE REVERSE SIDE. BARINGS CORPORATE INVESTORS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date E39566-S69507 ! ! ! For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below. 01) Edward P. Grace, III 02) Clifford M. Noreen 1. Election of Trustees - for three-year terms, or until their respective successors are duly elected and qualified. Nominees for election: In their discretion, the proxy or proxies are authorized to vote upon such other business or matters as may properly come before the Annual Meeting or any adjournment or adjournments thereof. Other Business Vote on Trustees Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. To vote by Internet 1) Read the Joint Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Mail 1) Read the Joint Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. To vote by Telephone 1) Read the Joint Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. C/O PROXY SERVICES P.O. BOX 9112 FARMINGDALE, NY 11735

E39567-S69507 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Joint Proxy Statement is available at http://www.barings.com/mpv or at www.proxyvote.com. The undersigned hereby appoints Janice M. Bishop and James M. Roy, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of Barings Participation Investors (the “Trust”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held in the Sky Room of Barings LLC, 300 South Tryon Street, Suite 26.24, Charlotte, NC 28202, on Wednesday, April 25, 2018, at 1:00 p.m. Eastern Time, and at any adjournments thereof  (the “Annual Meeting”). THIS PROXY WILL BE VOTED ON ITEM (1) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEM (1). PLEASE SIGN AND DATE ON THE REVERSE SIDE. BARINGS PARTICIPATION INVESTORS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date E39568-S69507 2. Elimination of Fundamental Investment Restriction - to eliminate MPV’s fundamental investment restriction concerning the Trust’s maximum level of investment in non-investment grade securities; and 3. Elimination of Fundamental Investment Restriction - to eliminate MPV’s fundamental investment restriction prohibiting investment by the Trust in debt securities rated below B or determined by Barings LLC to be of comparable quality at the time of acquisition. Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. ! ! ! ! ! ! For Against Abstain To vote by Internet 1) Read the Joint Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Mail 1) Read the Joint Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. To vote by Telephone 1) Read the Joint Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. C/O PROXY SERVICES P.O. BOX 9112 FARMINGDALE, NY 11735

E39569-S69507 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Joint Proxy Statement is available at http://www.barings.com/mpv or at www.proxyvote.com. The undersigned hereby appoints Janice M. Bishop and James M. Roy, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of Barings Participation Investors (the “Trust”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held in the Sky Room of Barings LLC, 300 South Tryon Street, Suite 26.24, Charlotte, NC 28202, on Wednesday, April 25, 2018, at 1:30 p.m. Eastern Time, and at any adjournments thereof  (the “Special Meeting”). THIS PROXY WILL BE VOTED ON ITEMS (2) AND (3) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEMS (2) AND (3). PLEASE SIGN AND DATE ON THE REVERSE SIDE. BARINGS PARTICIPATION INVESTORS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES